Investor Presentation Raymond James 32 Annual Institutional Investors Conference March 8, 2011 nd Exhibit 99.1

2.
Forward-Looking Statements
This presentation contains “forward-looking statements” which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  The forward-looking statements are based on the Company's current expectations and beliefs concerning future developments and their potential effects on the Company. There can be no assurance that actual developments will be those anticipated by the Company. Actual results may differ materially from those projected as a result of significant risks and uncertainties, including non-receipt of the expected payments, changes in interest rates, effect of the performance of financial markets on investment income and fair values of investments, development of claims and the effect on loss reserves, accuracy in projecting loss reserves, the impact of competition and pricing environments, changes in the demand for the Company's products, the effect of general economic conditions, adverse state and federal legislation, regulations and regulatory investigations into industry practices,  developments relating to existing agreements, heightened competition, changes in pricing  environments, and changes in asset valuations.  The Company undertakes no obligation to publicly update any forward-looking statements as a result of events or developments subsequent to the presentation.

3.
The Argo Group Story
The Company
Argo Group is an international specialty underwriter of
property/casualty insurance and reinsurance focused in niche markets.
The Objective
To maintain our profitable growth record while maximizing on the opportunities afforded us through our international platform.
The Strategy
Apply our proven business model to deploy capital in attractive niche markets that offer opportunities for maximum return.

4.
Argo Group Today
Major business segment locations
Bermuda Headquarters
Multinational specialty P&C underwriter of insurance and reinsurance
Headquarters: Bermuda
– Operate internationally in all 50 states
– 1,300+ employees across six countries
Total capitalization of $2.0 billion
Operations conducted through four business segments
– Excess & Surplus Lines – U.S. wholesale distribution
– Commercial Specialty – U.S. niche retail distribution
– International Specialty – Lloyd’s syndicate
– Reinsurance – Event-driven businesses
A.M. Best Rating of A XII (excellent)
Brussels
London
Paris
Zurich

5.
Our Strategy
Deploy capital in the international specialty market for maximum return
Provide our clients with insurance solutions by continuously focusing on new business development and organic growth
Strategically grow our platform and gain access to new markets through acquisitions
Dedicated to attracting top tier talent to leverage our platform
Manage balance sheet risk by maintaining relatively low financial leverage and a prudent investment portfolio
Maximize shareholder value through growth in book value per share

6.
A Recap of Our Successful Strategic Business Plan
1. Target attractive
niche markets
2. Develop leading,
differentiated
positions
3. Expand position
– organically
– geographically
– selective acquisitions
4. Results: growth in
premiums, earnings
and book value

7.
ATTRACTIVE NICHE MARKETS
A Different Type of Approach
Key Criteria In Selecting Niche Markets
Higher margin and return
Market leadership in a reasonable time frame
Disciplined underwriting
Sustained, profitable organic growth

We have successfully diversified our portfolio and become a global specialty insurance underwriter
2004 2010
NEP Split
2000
2001 –
Acquires Colony and Rockwood.
Founds Trident
2007 –
Completes merger with PXRE;
Forms Argo Re
2008 –
Rebranded Argo Group; Acquired
Heritage and its Lloyd’s syndicate
2009 –
Introduces Casualty and
Professional Risks Division
Timeline
Notes
1 Book value per share share includes impact of the Series A Mandatory Convertible Preferred Stock on an as if converted basis.
Financial Highlights ($mm, except per share data) 2000 2004
(1)
2010
Book Value per Share 23.03      30.36      58.41
Total Capital 501.1      716.8      2,002.6
Excess and
Surplus Lines,
40.4%
Commercial
Specialty,
27.4%
Reinsurance,
8.3%
International
Specialty,
23.9%
8.
Excess & Suprlus
Lines, 48.1%
Risk Management,
18.3%
Specialty
Commercial, 23.8%
Public Entity, 9.7%
Specialty
Commercial,
23.9%
Specialty
Workers'
Compensation
, 75.9%
Public Entity,
0.2%

9. Earned Premiums Gross Written Premiums 11.9% CAGR 15.7% CAGR RESULTS: GROWTH An Impressive Growth Record…

10. 12.3% CAGR Net Income Net Investment Income 51.3% CAGR RESULTS: GROWTH Improved Bottom Line Results…

$23.40
$27.22
$30.36
$33.52
$39.08
$45.15
$44.18
$52.36
$58.41
2002
2003
2004
2005
2006
2007
2008
2009
2010

ARGO GROUP
Get there together

11.
Growth of Book Value
BVPS Growth Since 2002
12.1%
CAGR
* Book value per common share - outstanding, includes the impact of the Series A Mandatory Convertible Preferred Stock on
an as if converted basis.  Preferred stock had fully converted into common shares as of Dec. 31, 2007.

12.
Excess & Surplus
Lines
International
Specialty
•
2010 GWP $390M
• Lloyd’s platform
• 2010 GWP $523M
Excess & Surplus
Lines
Reinsurance
• 2010 GWP $189M
• Bermuda platform
• Includes Casualty
& Professional
Risks Unit
Commercial
Specialty
• 2010 GWP $428M
Four Growth Platforms

13.
EXCESS & SURPLUS LINES:
Largest and Most Profitable Segment
Status
Standard market expanding risk appetite
New entrants building market share
Argo maintaining underwriting discipline
Competitive advantages
Colony Specialty & Argo Pro
Excellent infrastructure – broad
geography
Underwriting expertise
Broad product portfolio for small acct
U/Ws (restaurants, day care, contractors)
Controlled distribution
– Wholesale agents
Benefits from a category XII ‘A’
(Excellent) rating by A.M. Best
Pre-Tax Operating Income
($M)
Combined ratio
* Includes $12.7M of losses from 2008 hurricanes.
88.9% 89.3% 93.3%
$102
$113
$98
$65
99.6%
$63
97.8%
2006 2007 2008* 2009 2010

14.
COMMERCIAL SPECIALITY:
Specialty Niche Segment
Status
Historical combined ratio in low 90%
range
Performing well given competition
Primarily admitted, retail-driven
Competitive advantages
Expertise in niche markets
– grocery stores
– mining operations
– laundry & dry cleaners
– small/medium-size public entities
Benefits from a category XII ‘A’
(Excellent) rating by A.M. Best
Pre-Tax Operating Income
($M)
Combined ratio
* Includes $2.8M of losses from 2008 hurricanes.
89.4% 88.7% 96.5%
$50
$61
$43
$46
95.6%
$29
99.0%
2006 2007 2008* 2009 2010

15.
$24
$50
Status
Underwriting on $1.2
billion of capital
Has achieved desired diversification
Event-driven businesses
Added Casualty and Professional Risks
business in 2009
Competitive advantages
Utilizes established infrastructure
Built diversified book of business
Proven record of leadership
Benefits from a category XII ‘A’
(Excellent) rating by A.M. Best
REINSURANCE:
Argo Re – Well Established
Pre-Tax Operating Income
($M)
77.9%
52.3%
2008 2009
Combined ratio
*Includes $30.1M of catastrophe losses (net of
reinstatement premium).
2010*
$32
72.8%

16.
Status
Acquired Heritage in 2008;
rebranded to Argo International
Carrier named head of U/W Jan 2011
Worldwide property
– Direct and Facultative
– North American and International
Binding Authority
Non-U.S. liability
– Professional indemnity
– General liability
Competitive advantages
Specialist knowledge
Carries the Lloyd’s market ratings of
‘A’ (Excellent) rating by A.M. Best, and
‘A+’ by S&P
INTERNATIONAL SPECIALTY:
Argo International (Lloyd’s)
Gross Written Premiums
($M)
$424
$706
$390
2008
2009 2010
Pre-tax Operating Income
2010: ($31.2M)*
2009: $24.1M
*Includes $24.8M of 2010 catastrophe losses.

ARGO GROUP US

Get there together

ARGO INTERNATIONAL

Member Argo Group

ARGO RE

Member Argo Group

ARGO GROUP
Get there together

Combined Business Mix –
Established platform to write business worldwide and penetrate niche markets
Reinsurance
Quota share reinsurance
of business partners
Property reinsurance
62%
9%
29%
Based on  2010 gross written premiums
Worldwide property insurance
Non-US Liability
Excess casualty and professional liability
insurance
Excess & Surplus Lines
Commercial Specialty
Specialty Insurance
17.

18. Diversified Business Model Reinsurance Insurance 91% 14% As of Dec. 31, 2010 Note: Based on gross written premiums (GWP) Casualty ~70% ~30% Property 9%

19.
Argo Group 2010 Results
2009 2010 Change
Gross Written Premium
23%
Net Earned Premium 14%
Total Revenue 11%
Net Operating Income Per Share 53%
Net Income Per Share
28%
** Impacted by $54.9M of losses (net of reinstatement premiums) from catastrophes in 2010.
Net Investment Income 8%
YTD Growth in Book Value Per Share
$  2.0B
$  1.4B
$  1.5B
$ 4.28
$ 3.81
$ 146M
18.5%
$  1.5B
$  1.2B
$  1.4B
$ 2.00**
$ 2.76
$ 134M
12.5%

Dec 31, 2009
3,203
19.1%
1,996
1,615
6,897
$4,334
381
$52.36
Dec 31, 2008
2,997
24.1%
1,782
1,353
6,382
$3,995
429
$44.18
Strong Balance Sheet and Capital Base
Reserves
Total Leverage*
Total Capital
Shareholders’ Equity
Total Assets
Investment Portfolio
Indebtedness*
Book Value Per Share
In millions except for book value and leverage data
*Includes $311mm of Junior Subordinated Debentures
Dec 31, 2010
3,152
1,626
6,482
$4,215
$58.41
377
2,003
18.8%
20.

Conservative Investment Portfolio
Fixed income (92%) Equities (8%)
Total: $3.7bn
Total: $0.3bn
• Internally and externally managed
• Conservative focus on large cap
• Average Rating of AA
• Duration of 3.0 years
28%
18%
18%
27%
10%
Governments
State / Muni
Corporate
Structured
Short Term
Financials
Industrial & Other
6%
94%
Invested Assets
($mm)
$1,181
$1,553
$1,784
$2,173
$2,514
$3,556
$3,995
$4,334
$4,215
2002 2003 2004 2005 2006 2007 2008 2009 2010
21.

22.
Capital Deployment Strategy
Support balance sheet, mainly loss reserves
Growth of core business
– Deploy capital opportunistically across all four segments
– Reduce reliance on third-party reinsurance
Pursue attractive market opportunities
– Selective acquisitions that complement existing business lines
– Books of business and companies
Repatriate capital depending on capital position and stock price
– New $150M authorized stock repurchase program announced Feb. 2011
– Repurchased $106.5M or 3.2M shares of common stock in 2010
– Paid 48 cents per share in cash dividends in 2010

23.
Key Areas of Focus Today
Improve expense structure
– Implementing shared services model for our back office, non-core functions
– Evaluating outsourcing opportunities
Capital management
– Constantly evaluating capital structure
– Ensure we are adequately and efficiently capitalized
Investment portfolio
– Analyzing risk-return threshold
– Allocating investments accordingly to increase yield
New business development
– Prudently evaluating new specialty products and new geographies that will be accretive to ROE over time

24.
I N  S U M M A R Y
Argo Group:
A Strong and Well-Positioned Specialty Underwriter
Powerful competitive force in specialty lines market
– International platform with U.S., Bermuda and London advantages
– Broadly diversified insurance and reinsurance businesses
– Deep expertise in small- to mid-size niche markets
– Growth though geographic and product diversification
Proven and successful strategic business plan
– Track record of growth and profitability through insurance cycle
– Prudent risk management and controls
– Strong, expanded and proven leadership team
Focus on profitable growth
– Effective capital deployment + high-margin emphasis = ROE-driven focus
– Achieved 12.1% CAGR since 2002 in book value per share

Thank you